BLACKROCK LIQUIDITY FUNDS

FedFund

(the “Fund”)

Supplement dated December 28, 2015 to the

Administration Shares

Cash Reserve Shares

Dollar Shares

Institutional Shares

Select Shares

Premier Shares

Private Client Shares

Summary Prospectuses of the Fund, dated February 27, 2015, and the

Cash Management Shares

Summary Prospectus of the Fund, dated December 21, 2015

Effective immediately, the Fund’s summary prospectuses are amended as follows:

The following is added as the second paragraph of the section of the Fund’s summary prospectuses entitled “Key Facts About FedFund—Principal Investment Strategies of the Fund”:

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. This policy is a non-fundamental policy of the Fund and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

Shareholders should retain this Supplement for future reference.

SPRO-LIQ-FF-1215SUP